UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust
(Exact name of registrant as specified in charter)

1031 South Caldwell Street, Suite 200
               Charlotte, NC  28203
(Address of principal executive offices) (Zip code)

1031 South Caldwell Street, Suite 200
               Charlotte, NC  28203
 (Name and address of agent for service)

Copies to:
Tanya L. Goins
Thompson Hine LLP
1919 M Street, NW, Suite 700
Washington DC 20036

Registrant's telephone number, including area code: (704) 714-7711

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT Queens Road Value Fund Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust May 31, 2013

QUEENS ROAD FUNDS

Table of Contents

Shareholder Letter	2
Manager’s Commentary	3

Performance Illustration	5
Graphical Illustration	7

Schedules of Investments
Queens Road Value Fund	8
Queens Road Small Cap Value Fund	10

Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Notes to Financial Statements	17

Report of Independent Registered Public Accounting Firm	22

Expense Illustration	23

Additional Information	24

Trustee Information	25

QUEENS ROAD FUNDS SHAREHOLDER LETTER May 31, 2013 (Unaudited)

Dear Fellow Shareholders:

Equity markets continued to climb “the wall of worry” throughout our recent fiscal year ending on May 31. In the face of an anemic economy, political gridlock and global tension, every major U.S. equity index posted healthy gains. There was some good news: corporate profits continued to grow and policymakers continued their unprecedentedly accommodative monetary policy. Yet major problems remain. Unemployment remains stubbornly high, GDP growth tepid, and international geopolitical concerns abound.

So how does one explain the soaring stock prices in the U.S. markets? We think there are three primary drivers. One is that there is simply not a good alternative to owning stocks. The actions of the Fed have driven fixed income yields down to historic lows. A ten-year treasury bond yields 2.16% today. The Fed’s goal is to stimulate the economy by keeping money “cheap,” prompting borrowing and investment in riskier assets like stocks, real estate and capital equipment. The hope is that rising prices will instill confidence and confidence will lead to more investment and the economy will grow. Part of the plan is working ... prices have risen dramatically. We are still waiting for the economic growth. If history is any guide, it will come.

Second, U.S. stocks have fared well because investing is a relative game. The U.S. economy, weak as it is, is performing better than much of the rest of the world. In particular, housing continues to show strength. Much of Europe is in recession and the emerging economies, including China, Brazil and India, have cooled considerably.

And finally, we think stocks are doing well because investors are human. The passage of time heals wounds and we forget how bad things were just a few short years ago. Investors who have been on the sidelines are coming back into the market. At the end of the day, we humans are risk- takers. And thank goodness for this human characteristic; without it we likely would have never emerged from the cave after our first fight with the mighty mastodon. Instead, we emerged from the cave and we tried again, and look where we are today. This belief in inevitable human progress leaves us optimistic about the future.

As long-term value investors, we follow the barrage of economic and financial news with a blind eye. Our focus remains on the companies we are invested in and their prospects for creating value for their owners. It can seem boring and mundane. (They don’t talk about these things on CNBC very much and if they did it surely wouldn’t help their ratings.) But these are the things that matter over the long term; return on investment, strong balance sheets, and prudent capital allocation are more important than Fed minutes, gridlock in Washington or weekly jobs reports.

We appreciate the confidence you place in us to invest your capital wisely. We stand beside you as investors in our funds and are confident in the prospects of the companies we are invested in. If you have any questions about our philosophy or process please feel free to contact us.

Sincerely,

Steven Scruggs, CFA	Benton Bragg, CFA
President	Chairman

QUEENS ROAD VALUE FUND MANAGER’S COMMENTARY May 31, 2013 (Unaudited)

For the fiscal year ended May 31, 2013, the Queens Road Value Fund returned 28.19% compared to a return of 32.14% for the S&P 500/Citigroup Value Index.

Investments that Helped Performance

Yahoo!, Inc.’s (3.5% of the Fund) stock price was up 76% during fiscal year 2013. As one of the world’s most recognized brands, Yahoo has over 700 million users worldwide. Newly-hired CEO Marissa Mayer has the company focused on innovation and building a more successful mobile presence. The company’s Asian investments and its advertising pact with Microsoft appear to be paying off. The board shake-up from the spring of 2012 has proven to be very positive and we think the company is well on its way in expanding its franchise.

JPMorgan Chase & Co. (1.5% of the Fund) rose 71% during fiscal year 2013. JP Morgan appears to have emerged from the recent financial crisis in much stronger shape than most of its competitors. It has capitalized on this by expanding its core businesses during the recent recovery. Although net interest income has fallen slightly, the company has performed strongly in investment banking, trading, and mortgage banking. Meanwhile, it continues its extensive cost-cutting to drive profit growth. Although the recent increase in mortgage interest rates could provide a headwind for its mortgage banking business, we believe the company is poised for above-average growth in its core businesses.

Investments that Hurt Performance

Intel Corp. (1.2% of the Fund) was down 3.4% during fiscal year 2013. Intel continues to suffer from the slowdown in the worldwide PC market. While the PC market should stabilize, we believe the key to the company’s future success lies in growth areas particularly mobile, foundry, and data centers. To that end, the company is refocusing its capital expenditures in these areas. We believe Intel’s new mobile chip sets, its lithography partnership with ASML Holdings and its increased focus on data center and cloud computing microprocessors will drive earnings growth and provide shareholders meaningful returns.

Southern Co. (1.1% of the Fund) and Exelon Corp. (1.2% of the Fund) were down 4.6% and 14.6%, respectively, for fiscal year 2013. Mild weather and an anemic economy have put downward pressure on power consumption which in turn affected the financial performance of utilities. Additionally, the specter of increased interest rates and a possible change in dividend tax policy make these dividend-paying stocks less attractive. Regardless, these companies are extremely well-managed utilities operating primarily in areas that have favorable demographics and regulatory environments. For these reasons, they remain core positions in the portfolio.

QUEENS ROAD SMALL CAP VALUE FUND MANAGER’S COMMENTARY (Continued) May 31, 2013 (Unaudited)

For the fiscal year ended May 31, 2013, the Queens Road Small Cap Value Fund returned 21.75% compared to a return of 31.31% for the Russell 2000 Value Index.

Investments that Helped Performance

Ducommun, Inc. (2.2% of the Fund) was up 119% for fiscal year 2013. A California-based manufacturer of aerospace structures and electronic and mechanical assemblies, Ducommun is a key supplier to original equipment manufacturers on many of the world’s most advanced aeronautical programs. As a key supplier to Boeing, Airbus, and defense platforms, Ducommun maintains a healthy backlog which provides financial visibility and consistent cash flows.

Prestige Brands Holdings, Inc. (1.9% of the Fund) returned 118.3% for fiscal year 2013. Prestige owns a diversified portfolio of well-known niche over-the-counter brands including Goody’s, BC Powders, Dramamine, Chloraseptic, Clear Eyes, Efferdent, Compound W, and Ludens. In many of these niche markets they own the top position. Although organic growth is relatively low, expanding product offerings and strategic acquisitions has grown Prestige into a $600 million branded consumer products company with healthy free cash-flow margins and a strong balance sheet. We have confidence in this well-managed company but acknowledge valuations are getting a bit stretched.

Oshkosh Corp. (2.6% of the Fund) was up 105% in fiscal year 2013. A manufacturer of both defense and commercial vehicles, Oshkosh maintains a dominant share in the major segments in which it competes. Although highly reliant on defense spending, we believe the company is poised to take advantage of an upswing in construction with its JLG division, which leads the market in construction access equipment. We think management’s focus on growth, innovation, and fiscal responsibility will continue to drive operating margin expansion and increased free cash-flow.

Investments that Hurt Performance

Imation Corp. (0.1% of the Fund) declined 27% in fiscal year 2013. Imation’s strategic transformation remains elusive. As the company continues its transition to grow its security business and regain relevance in enterprise storage, the losses continue. Fortunately, it is a smaller holding in the portfolio. We have lost confidence that management can gain any traction in the highly competitive markets in which it focuses. We are currently considering selling this position.

USEC, Inc. (0.3% of the Fund) fell 49% for fiscal year 2013. USEC continues to work towards receiving a Department of Energy approval for a loan guarantee relating to the commercialization of the American Centrifuge Project. While the process has taken considerably longer than we expected, we believe USEC will ultimately receive the guarantee under reasonable terms which will allow it to continue development of the project. We believe upon its completion it will be the most efficient uranium enrichment facility in North America and perhaps the world. This continues to be the most speculative holding in the portfolio.

The fund continues to be invested in a defensive position, holding 25% in cash equivalents. As we compute our estimates of intrinsic value, we are having difficulty finding investments with expected returns large enough to compensate us for the amount of risk we would take investing in them.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION May 31, 2013 (Unaudited)

Queens Road Value Fund

	Average Annual Total Return For the Year Ended May 31, 2013
	Queens Road Value Fund	S&P 500/Citigroup Value Index
Six Month	18.66%	19.34%
1 Year	28.19%	32.14%
3 Year	13.82%	16.16%
5 Year	3.86%	4.16%
10 Year	6.98%	7.54%
Since Inception*	7.14%	6.54%

Gross Annual Operating Expense is 0.97% as disclosed in the most recent Prospectus effective September 28, 2012.

*
The Queens Road Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The S&P 500/Citigroup Value Index along with its counterpart the S&P 500/Citigroup Growth Index were introduced in December 2005. Previously, these indices were known as the S&P 500/Barra Growth and Value Indices. These Indices are created by dividing the S&P 500 Index based upon seven different factors, four to determine value characteristics and three to determine growth characteristics. The companies are allocated to each index according to their growth or value characteristics, with about one-third being allocated to both the growth and value index. It is not possible to invest directly in the S&P 500/Citigroup Value Index. The S&P 500/Citigroup Growth Index and S&P 500/Citigroup Value Index are the exclusive property of Standards & Poors.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2003 to May 31, 2013.

QUEENS ROAD FUNDS PERFORMANCE ILLUSTRATION (Continued) May 31, 2013 (Unaudited)

Queens Road Small Cap Value Fund

	Average Annual Total Return For the Year Ended May 31, 2013
	Queens Road Small Cap Value Fund	Russell 2000 Value Index
Six Month	14.39%	19.69%
1 Year	21.75%	31.31%
3 Year	9.58%	13.97%
5 Year	6.56%	6.51%
10 Year	9.87%	9.53%
Since Inception*	9.82%	8.40%

Gross Annual Operating Expenses is 1.27% as disclosed in the most recent Prospectus effective September 28, 2012.

*
The Queens Road Small Cap Value Fund commenced operations on June 13, 2002. Past performance is not predictive of future performance. The value of shares will fluctuate and will be worth more or less than their original cost at the time of redemption.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to book ratios and lower relative forecasted growth rates. You cannot invest directly in these indexes.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2003 to May 31, 2013.

QUEENS ROAD FUNDS GRAPHICAL ILLUSTRATION May 31, 2013 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent as a percentage of the portfolio of investments.

Queens Road Value Fund

Queens Road Small Cap Value Fund

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2013

NUMBER OF SHARES		VALUE
	COMMON STOCKS – 94.7%
	AEROSPACE/DEFENSE – 3.7%
8,000	General Dynamics Corp.	$616,800
6,600	United Technologies Corp.	626,340
		1,243,140
	APPAREL – 1.9%
3,500	VF Corp.	643,510

	BANKS – 3.9%
14,500	Bank of New York Mellon Corp.	435,870
9,000	JPMorgan Chase & Co.	491,310
6,000	State Street Corp.	397,080
		1,324,260
	BEVERAGES – 4.5%
6,380	Beam, Inc.	413,679
20,000	Constellation Brands, Inc., Class A*	1,060,200
2,880	Crimson Wine Group Ltd.*	25,258
		1,499,137
	BUILDING MATERIALS – 0.8%
6,380	Fortune Brands Home & Security, Inc.	269,746

	COAL – 0.6%
10,000	Peabody Energy Corp.	196,700

	COMMERCIAL SERVICES – 0.2%
2,000	ADT Corp.	81,180

	COMPUTERS – 6.9%
29,500	Dell, Inc.	393,825
3,500	International Business Machines Corp.	728,070
15,000	NetApp, Inc.*	562,950
45,000	Research In Motion Ltd.*	627,750
		2,312,595
	COSMETICS/PERSONAL CARE – 2.0%
8,800	Procter & Gamble Co.	675,488

	DIVERSIFIED FINANCIAL SERVICES – 2.7%
8,000	American Express Co.	605,680
3,900	T. Rowe Price Group, Inc.	295,854
		901,534
	ELECTRIC – 5.7%
13,000	American Electric Power Co., Inc.	595,660
8,284	Duke Energy Corp.	554,448
13,000	Exelon Corp.	407,420
8,400	Southern Co.	368,760
		1,926,288
	ELECTRONICS – 0.4%
4,000	Tyco International Ltd.	$135,240

	ENVIRONMENTAL CONTROL – 1.2%
10,000	Waste Management, Inc.	419,300

	FOOD – 3.3%
3,000	Kraft Foods Group, Inc.	165,390
9,000	Mondelez International, Inc., Class A	265,140
16,400	Unilever PLC ADR	688,964
		1,119,494
	HEALTHCARE-PRODUCTS – 0.6%
3,162	Covidien PLC	201,103

	HEALTHCARE-SERVICES – 1.0%
4,300	WellPoint, Inc.	330,971

	HOLDING COMPANIES-DIVERSIFIED – 2.7%
28,800	Leucadia National Corp.	903,744

	HOUSEHOLD PRODUCTS/WARES – 3.5%
8,400	Clorox Co.	697,872
5,000	Kimberly-Clark Corp.	484,150
		1,182,022
	INSURANCE – 2.6%
3	Berkshire Hathaway, Inc., Class A*	513,900
4,300	Travelers Cos., Inc.	359,996
		873,896
	INTERNET – 5.1%
24,000	Symantec Corp.*	537,360
45,000	Yahoo!, Inc.*	1,183,500
		1,720,860
	MEDIA – 11.1%
20,490	CBS Corp., Class B	1,014,255
10,000	DIRECTV*	611,300
44,500	News Corp., Class A	1,428,895
11,900	Thomson Reuters Corp.	397,460
5,166	Time Warner, Inc.	301,540
		3,753,450
	MISCELLANEOUS MANUFACTURING – 3.8%
5,100	3M Co.	562,377
2,300	Danaher Corp.	142,186
10,200	Ingersoll-Rand PLC	586,806
		1,291,369

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2013

NUMBER OF SHARES		VALUE
	OIL & GAS – 1.3%
4,700	Exxon Mobil Corp.	$425,209

	PHARMACEUTICALS – 9.0%
5,000	Bristol-Myers Squibb Co.	230,050
9,000	GlaxoSmithKline PLC ADR	465,930
10,050	Johnson & Johnson	846,009
13,820	Merck & Co., Inc.	645,394
31,000	Pfizer, Inc.	844,130
		3,031,513
	RETAIL – 3.2%
4,225	McDonald's Corp.	408,008
45,000	Staples, Inc.	675,000
		1,083,008
	SEMICONDUCTORS – 1.2%
16,000	Intel Corp.	388,480

	SOFTWARE – 3.7%
11,500	Microsoft Corp.	401,120
25,000	Oracle Corp.	844,000
		1,245,120
	TELECOMMUNICATIONS – 8.1%
21,100	AT&T, Inc.	738,289
30,000	Cisco Systems, Inc.	722,400
20,000	Corning, Inc.	307,400
120,000	Nokia OYJ ADR*	412,800
10,000	Verizon Communications, Inc.	484,800
10,000	Windstream Corp.	80,300
		2,745,989
	TOTAL COMMON STOCKS
	(Cost $21,843,842)	31,924,346

	EXCHANGE-TRADED FUNDS – 1.2%
	COMMODITY FUND – 1.2%
30,000	iShares Gold Trust*	403,800

	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $295,770)	403,800

	SHORT-TERM INVESTMENTS – 3.9%
1,324,732	Invesco Short Term Investment Prime Portfolio, 0.03%**	$1,324,732

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,324,732)	1,324,732

	TOTAL INVESTMENTS – 99.8%
	(Cost $23,464,344)	33,652,878

	Other Assets in Excess of Liabilities – 0.2%	55,960

	TOTAL NET ASSETS – 100.0%	$33,708,838

ADR – American Depositary Receipt

PLC – Public Limited Company

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at May 31, 2013.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS As of May 31, 2013

NUMBER OF SHARES		VALUE
	COMMON STOCKS – 73.2%
	AEROSPACE/DEFENSE – 7.7%
35,700	Alliant Techsystems, Inc.	$2,803,164
32,315	Cubic Corp.	1,538,194
91,620	Ducommun, Inc.*	1,780,177
		6,121,535
	APPAREL – 1.2%
67,026	Delta Apparel, Inc.*	983,942

	AUTO MANUFACTURERS – 2.6%
52,626	Oshkosh Corp.*	2,095,567

	COMMERCIAL SERVICES – 2.2%
66,717	Valassis Communications, Inc.	1,733,975

	COMPUTERS – 6.5%
20,000	Digimarc Corp.	460,200
29,000	DST Systems, Inc.	1,977,220
26,555	Imation Corp.*	108,875
60,832	Radisys Corp.*	304,160
42,000	Synaptics, Inc.*	1,732,920
29,400	Unisys Corp.*	607,110
		5,190,485
	COSMETICS/PERSONAL CARE – 1.2%
31,700	Inter Parfums, Inc.	950,366

	DISTRIBUTION/WHOLESALE – 4.0%
51,080	Owens & Minor, Inc.	1,745,914
40,555	United Stationers, Inc.	1,399,553
		3,145,467
	DIVERSIFIED FINANCIAL SERVICES – 0.8%
76,400	Janus Capital Group, Inc.	670,028

	ELECTRIC – 0.8%
12,350	MGE Energy, Inc.	659,120

	ELECTRONICS – 7.3%
9,384	Bel Fuse, Inc., Class B	149,393
25,400	Park Electrochemical Corp.	613,410
33,000	Tech Data Corp.*	1,653,960
145,100	TTM Technologies, Inc.*	1,172,408
151,408	Vishay Intertechnology, Inc.*	2,204,501
		5,793,672
	ENGINEERING & CONSTRUCTION – 1.8%
28,919	URS Corp.	1,400,836

	ENVIRONMENTAL CONTROL – 3.0%
121,700	Darling International, Inc.*	$2,386,537

	GAS – 5.5%
28,520	New Jersey Resources Corp.	1,294,238
33,900	Piedmont Natural Gas Co., Inc.	1,145,481
20,000	South Jersey Industries, Inc.	1,168,400
20,000	UGI Corp.	763,800
		4,371,919
	HEALTHCARE-PRODUCTS – 3.3%
2,703	Atrion Corp.	595,957
45,000	STERIS Corp.	2,040,300
		2,636,257
	HOUSEHOLD PRODUCTS/WARES – 2.0%
52,600	Prestige Brands Holdings, Inc.*	1,545,914

	INSURANCE – 8.4%
28,888	American Safety Insurance Holdings Ltd.*	692,156
15,456	Endurance Specialty Holdings Ltd.	777,901
78,687	Hilltop Holdings, Inc.*	1,258,992
82,600	Horace Mann Educators Corp.	2,007,180
25,900	RLI Corp.	1,944,572
		6,680,801
	MACHINERY-DIVERSIFIED – 3.7%
25,875	Graco, Inc.	1,667,644
44,502	Hurco Cos., Inc.*	1,277,207
		2,944,851
	MEDIA – 2.3%
18,061	Meredith Corp.	740,140
35,545	Scholastic Corp.	1,074,881
		1,815,021
	MINING – 0.7%
29,100	Horsehead Holding Corp.*	334,941
560,592	USEC, Inc.*	207,139
		542,080
	OIL & GAS – 0.2%
20,000	Vaalco Energy, Inc.*	122,400

	RETAIL – 1.7%
22,952	Books-A-Million, Inc.*	69,085
48,000	Cato Corp., Class A	1,195,200
26,221	RadioShack Corp.	97,018
		1,361,303
	SOFTWARE – 1.2%
7,192	CSG Systems International, Inc.*	155,419
19,222	SYNNEX Corp.*	779,452
		934,871

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND SCHEDULES OF INVESTMENTS (Continued) As of May 31, 2013

NUMBER OF SHARES		VALUE
	TELECOMMUNICATIONS – 2.2%
38,400	Plantronics, Inc.	$1,774,080

	TEXTILES – 2.9%
23,864	UniFirst Corp.	2,264,694

	TOTAL COMMON STOCKS
	(Cost $41,623,895)	58,125,721

	MUTUAL FUNDS – 1.2%
56,846	Central Fund of Canada Ltd., Class A***	907,262

	TOTAL MUTUAL FUNDS
	(Cost $811,601)	907,262

	SHORT-TERM INVESTMENTS – 25.7%
20,427,999	Invesco Short Term Investment Prime Portfolio, 0.03%**	20,427,999

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $20,427,999)	20,427,999

	TOTAL INVESTMENTS – 100.1%
	(Cost $62,863,495)	79,460,982

	Liabilities in Excess of Other Assets – (0.1)%	(40,086)

	TOTAL NET ASSETS – 100.0%	$79,420,896

*	Non-income Producing.

**	Variable rate security; the coupon rate shown represents the yield at May 31, 2013.

***	Passive foreign investment company.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF ASSETS AND LIABILITIES As of May 31, 2013

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $23,464,344, $62,863,495)	$33,652,878	$79,460,982
Receivables:
Shareholder Subscriptions	6,586	7,853
Dividends and Interest	77,010	56,801
Total Assets	33,736,474	79,525,636

Liabilities:
Payables:
Shareholder Redemptions	—	21,456
Accrued Management Fees (Note 3)	27,636	83,284
Total Liabilities	27,636	104,740

Net Assets	$33,708,838	$79,420,896

Components of Net Assets:
Capital (par value of $0.001 per share with an unlimited number of shares authorized)	$25,084,312	$63,534,718
Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	144,590	(582,578)
Accumulated Undistributed Net Realized Loss on Investments	(1,708,598)	(128,731)
Net Unrealized Appreciation on Investments	10,188,534	16,597,487
Net Assets	$33,708,838	$79,420,896

Shares of Beneficial Interest Issued and Outstanding	1,965,540	3,810,405
Net Asset Value, Offering and Redemption Price Per Share	$17.15	$20.84

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF OPERATIONS For the year ended May 31, 2013

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $2,074, $85)	$669,325	$1,088,522
Interest	1,498	14,902
Total investment income	670,823	1,103,424

Expenses:
Advisory Fees (Note 3)	284,360	904,323
Total Expenses	284,360	904,323
Net Investment Income	386,463	199,101

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(317,218)	550,414
Net Change in Unrealized Appreciation on Investments	7,443,265	13,670,808
Net Realized and Unrealized Gain on Investments	7,126,047	14,221,222

Net Increase in Net Assets from Operations	$7,512,510	$14,420,323

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2013	For the year ended May 31, 2012	For the year ended May 31, 2013	For the year ended May 31, 2012
Increase in Net Assets From:
Operations:
Net Investment Income	$386,463	$371,946	$199,101	$7,354
Net Realized Gain (Loss) on Investments	(317,218)	274,176	550,414	901,200
Net Change in Unrealized Appreciation (Depreciation) on Investments	7,443,265	(1,550,850)	13,670,808	(6,918,496)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,512,510	(904,728)	14,420,323	(6,009,942)

Distributions to Shareholders From:
Net Investment Income	(429,138)	(293,821)	(190,758)	(256,311)
Net Realized Gains	—	—	(966,403)	(4,002,745)
Net Change in Net Assets from Distributions	(429,138)	(293,821)	(1,157,161)	(4,259,056)

Capital Transactions:
Proceeds from Sale of Shares	2,542,040	5,234,607	16,017,867	25,030,099
Net Asset Value of Shares Issued on Reinvestment of Dividends	265,618	196,137	920,710	3,380,784
Cost of Shares Redeemed	(3,184,882)	(3,060,407)	(15,999,868)	(9,685,204)
Net Increase (Decrease) in Net Assets from Capital Transactions	(377,224)	2,370,337	938,709	18,725,679

Total Increase in Net Assets	6,706,148	1,171,788	14,201,871	8,456,681

Net Assets:
Beginning of Year	27,002,690	25,830,902	65,219,025	56,762,344
End of Year	$33,708,838	$27,002,690	$79,420,896	$65,219,025

Accumulated Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$144,590	$197,891	$(582,578)	$(521,897)

Capital Share Transactions:
Shares Sold	165,515	381,432	862,022	1,335,395
Shares Issued on Reinvestment of Dividends	18,156	14,338	50,230	187,509
Shares Redeemed	(206,977)	(226,112)	(850,893)	(520,104)
Net Increase/(Decrease) in Shares	(23,306)	169,658	61,359	1,002,800

See accompanying Notes to Financial Statements.

QUEENS ROAD VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout each year

	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009

Net Asset Value, Beginning of Year	$13.58	$14.20	$12.05	$10.26	$15.13

Income from Investment Operations:
Net Investment Income*	0.20	0.20	0.16	0.13	0.20
Net Realized and Unrealized Gain (Loss) on Investments	3.59	(0.66)	2.11	1.79	(4.88)
Total from Investment Operations	3.79	(0.46)	2.27	1.92	(4.68)

Less Distributions:
Net Investment Income	(0.22)	(0.16)	(0.12)	(0.13)	(0.19)
Net Realized Gains	—	—	—	—	(0.00)**
Total Distributions	(0.22)	(0.16)	(0.12)	(0.13)	(0.19)

Net Asset Value, End of Year	$17.15	$13.58	$14.20	$12.05	$10.26

Total Return	28.19%	(3.28)%	18.92%	18.64%	(30.90)%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$33,709	$27,003	$25,831	$17,783	$12,424
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.44%	1.20%	1.08%	1.83%
Portfolio turnover rate	4%	5%	15%	6%	38%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

See accompanying Notes to Financial Statements.

QUEENS ROAD SMALL CAP VALUE FUND FINANCIAL HIGHLIGHTS

Per share operating performance
For a capital share outstanding throughout each year

	Year Ended May 31, 2013	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010	Year Ended May 31, 2009

Net Asset Value, Beginning of Year	$17.40	$20.67	$17.77	$13.94	$17.16

Income from Investment Operations:
Net Investment Income (Loss)*	0.05	0.00 **	(0.08)	(0.06)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.69	(1.96)	3.57	3.89	(3.18)
Total from Investment Operations	3.74	(1.96)	3.49	3.83	(3.13)

Less Distributions:
Net Investment Income	(0.05)	(0.08)	—	—	(0.07)
Net Realized Gains	(0.25)	(1.23)	(0.59)	—	(0.00)**
Return of Capital	—	—	—	—	(0.02)
Total Distributions	(0.30)	(1.31)	(0.59)	—	(0.09)

Net Asset Value, End of Year	$20.84	$17.40	$20.67	$17.77	$13.94

Total Return	21.75%	(9.71)%	19.78%	27.47%	(18.14)%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$79,421	$65,219	$56,762	$37,370	$20,678
Ratio of Expenses to Average Net Assets	1.24%	1.24%	1.24%	1.24%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.01%	(0.42)%	(0.38)%	0.41%
Portfolio turnover rate	10%	14%	38%	31%	36%

*	Computed using average shares method.

**	Amount is less than $0.005 per share.

See accompanying Notes to Financial Statements.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS May 31, 2013

Note 1. Organization

The Queens Road Value Fund and the Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are managed portfolios of the Bragg Capital Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The Funds’ investment objective is to seek growth of capital. The Funds invest primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. The Small Cap Value Fund invests (under normal market conditions), at least 80% of its total assets in small capitalization (less than $2 billion market cap at the time of purchase) common stocks. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements.

Federal Income Taxes: Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2009 – 2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2013

Security Valuation: Securities, including common stocks and exchange traded funds, which are traded on a national securities exchange are valued at the last quoted sales price, and generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and generally classified as a Level 1 investment. If there are no sales reported, the Fund’s portfolio securities will be valued using the last reported bid price. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, and generally classified as a Level 2 investment. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

•
Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common Stocks, Exchange-Traded Funds and Mutual Funds are generally categorized as Level 1.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Funds did not hold any Level 2 or Level 3 securities during the year ended May 31, 2013. There were no transfers into and out of any level during the current year. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Value Fund
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$31,924,346	$—	$—	$31,924,346
Exchange-Traded Funds	403,800	—	—	403,800
Short-Term Investments	1,324,732	—	—	1,324,732
Total	$33,652,878	$—	$—	$33,652,878

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2013

Small Cap Value Fund
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$58,125,721	$—	$—	$58,125,721
Mutual Funds	907,262	—	—	907,262
Short-Term Investments	20,427,999	—	—	20,427,999
Total	$79,460,982	$—	$—	$79,460,982

*	All sub-categories within common stocks represent Level 1 evaluation status. See Schedules of Investments for industry categories.

The Funds have adopted Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. Enhanced disclosure is required to detail any transfers into and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain Bragg Financial Advisors, Inc. (the “Advisor”) as their investment advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Funds. For its services as Advisor, the Value Fund and Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 1.24% of each Fund’s first $250,000,000 of net assets, 0.85% and 1.24% of each Fund’s next $250,000,000 of net assets, and 0.80% and 1.15% of each Fund’s net assets over $500,000,000, respectively. For the year ended May 31, 2013, the Advisor earned $284,360 and $904,323 from the Value Fund and Small Cap Value Fund, respectively. From these fees and its own resources the Advisor agreed to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement does not require the Advisor to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The amount due to the Advisor at May 31, 2013, from the Value Fund and Small Cap Value Fund was $27,636 and $83,284, respectively.

Certain employees and officers of the Advisor are also “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each “non- interested” Trustee is entitled to receive an annual fee of $1,000 plus expenses for services relating to the Trust which is paid by the Advisor.

Queens Road Securities (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. Certain officers of the Trust are also officers of QRS. QRS did not receive or waive any brokerage fees on executions of purchases and sales of the Funds’ portfolio investments during the year ended May 31, 2013.

Note 4. Capital Stock

The Articles of Incorporation permit the Trustees to issue an indefinite number of full and fractional shares of common stock, each with a par value of $0.001. At May 31, 2013, there were 1,965,540 and 3,810,405 of shares outstanding in the Value Fund and Small Cap Value Fund, respectively.

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2013

Note 5. Investment Transactions

For the year ended May 31, 2013, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,165,612 and $1,674,506, respectively, for the Value Fund, and $5,506,914 and $10,692,558, respectively, for the Small Cap Value Fund.

Note 6. Federal Income Taxes

At May 31, 2013, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of Investments	$23,456,453	$62,916,215
Gross Unrealized Appreciation	$10,741,098	$18,205,099
Gross Unrealized Depreciation	(544,673)	(1,660,332)
Net Unrealized Appreciation on Investments	$10,196,425	$16,544,767

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and passive foreign investment companies (“PFICs”).

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2013, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase (Decrease)
	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Value Fund	$—	$(10,626)	$10,626
Small Cap Value Fund	(4,118)	(69,024)	73,142

As of May 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed Ordinary Income	$144,590	$—
Undistributed Long-Term Capital Gains	—	—
Tax Accumulated Earnings	144,590	—
Accumulated Capital and Other Losses	(1,716,489)	(658,589)
Net Unrealized Appreciation	10,196,425	16,544,767
Total Accumulated Earnings	$8,624,526	$15,886,178

QUEENS ROAD FUNDS NOTES TO THE FINANCIAL STATEMENTS (Continued) May 31, 2013

At May 31, 2013, the Funds had accumulated capital loss carryforwards as follows:

	Value Fund	Small Cap Value Fund
For losses expiring May 31,
2017	$191,688	$—
2018	1,208,071	—
Non-expiring short-term capital loss carryforward	17,543	201,635
	$1,417,302	$201,635

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

Under The Registered Investment Company Modernization Act of 2010 (the “Modernization Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Modernization Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Modernization Act.

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of May 31, 2013, the following Funds had the following post-October capital-losses and late-year ordinary losses:

	Value Fund	Small Cap Value Fund
Post-October capital losses	$299,187	$—
Late-year ordinary losses	—	456,954

The tax character of distributions paid during the fiscal years ended May 31, 2013, and May 31, 2012, were as follows:

Fund	Value Fund		Small Cap Value Fund
Distributions paid from:	May 31, 2013	May 31, 2012	May 31, 2013	May 31, 2012
Ordinary Income	$429,138	$293,821	$1,153,043	$1,307,576
Return of Capital	—	—	4,118	—
Net Long-Term Capital Gains	—	—	—	2,951,480
Total Taxable Distributions Paid	$429,138	$293,821	$1,157,161	$4,259,056

Note 7. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2013, Pershing, LLC., for the benefit of its customers, owned 97.56% and 50.56% of the Value Fund and Small Cap Value Fund, respectively, and Charles Schwab & Co., Inc., for the benefit of its customers, owned 32.90% of the Small Cap Value Fund.

QUEENS ROAD FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bragg Capital Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Bragg Capital Trust (the “Trust”), comprising Queens Road Value Fund and Queens Road Small Cap Value Fund (the “Funds”), as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Bragg Capital Trust as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 30, 2013

QUEENS ROAD FUNDS EXPENSE ILLUSTRATION May 31, 2013 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2012 through May 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During the Period* December 1,2012 to May 31,2013
Value Fund
Actual	$1,000.00	$1,186.60	$5.18
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,020.26	$4.79
Small Cap Fund
Actual	$1,000.00	$1,143.90	$6.63
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.82	$6.24

*
Expenses are equal to the Funds’ annualized expense ratio of 0.95 and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUEENS ROAD FUNDS ADDITIONAL INFORMATION May 31, 2013 (Unaudited)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at 1-800-595-3088 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings - The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on October 8, 2004. The Funds’ Form N-Qs are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-800-595-3088.

Qualified Dividend Income and Dividend Received Deduction Designations - For the year ended May 31, 2013, 100.00% and 100.00% of the dividends paid from net investment income are designated as qualified dividend income for the Queens Road Value and Queens Road Small Cap Value Funds, respectively, while 57.01% of the dividends paid from short-term capital gains are designated as qualified dividend income for the Queens Road Small Cap Value Fund.

For the year ended May 31, 2013, 100.00% and 100.00% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders for the Queens Road Value and Queens Road Small Cap Value Funds, respectively, while 56.51% of the dividends paid from short-term capital gains qualifies for the dividends received deduction available to corporate shareholders for the Queens Road Small Cap Value Fund.

QUEENS ROAD FUNDS TRUSTEES INFORMATION May 31, 2013 (Unaudited)

Information about Trustees who are “interested persons” of the Trust as defined under the 1940 Act, and each Trustees of the Trust, including their principal occupations during the past five years, is as follows:

Interested Trustees
Name (Age)	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Steven H. Scruggs, 44	Trustee, President Secretary	Unlimited; 10 years	Bragg Financial Advisors, Portfolio Manager/CCO (2000-present)	Two	None
Benton S. Bragg, 45	Trustee, Chairman Treasurer	Unlimited; 10 years	Bragg Financial Advisors, President, CEO (1996-present)	Two	None

Steve Scruggs and Benton Bragg are Interested Trustees of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) by reason of their affiliation with the Fund’s Advisor, Bragg Financial Advisors, Inc. and their affiliation as registered principals with the Fund’s underwriter, Queens Road Securities, LLC. Benton S. Bragg and Steven H. Scruggs are brothers-in-law.

QUEENS ROAD FUNDS TRUSTEES INFORMATION (Continued) May 31, 2013 (Unaudited)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees
Name (Age)	Position with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee
Philip C. Blount III, 59 2	Trustee	Unlimited; 10 years	Icons, Inc., President (2001-present) Marketing Merchandise	Two	None
Christopher B. Brady, 43 1,2	Trustee	Unlimited; 10 years	Brady Distributing, Vice President (1995-2009, 2012-present) Machinery Distribution; Resort Capital Partners, Vice President (2009-2012) Hospitality Financial Advisory	Two	None
Harold J. Smith, 48 2	Trustee	Unlimited; 10 years	Raftelis Financial, Vice President (1996-present) Public Finance Consulting	Two	None
Timothy J. Ignasher, 52 1	Trustee	Unlimited; 10 years	Citizens South Bank, Exec Vice President (2008-present); Colony Signature Bank, Exec. Vice President (2007-2008)	Two	None

(1)
Member of the Audit Committee of the Board of Trustees, which makes recommendations regarding the selection of the Fund’s independent public accountant and meets with representatives of the accountants to determine the scope of and review the results of each audit.

(2)	Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for the election as Trustees.

QUEENS ROAD FUNDS

Notes

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QUEENS ROAD FUNDS

Board of Trustees
Benton S. Bragg
Steven H. Scruggs
Philip C. Blount, III
Timothy J. Ignasher
Christopher B. Brady
Harold J. Smith

Investment Adviser
Bragg Financial Advisors, Inc.
1031 Caldwell Street, Suite 200
Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
UMB Fund Services
803 West Michigan Street
Milwaukee, WI 53233

Custodian
US Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Independent Auditors
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Shares of Queens Road Value and Queens Road Small Cap Value Fund are distributed by Queens Road Securities, LLC, an affiliate of the Investment Adviser. This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

Item 2.	Code of Ethics.

(a)
The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2012.  (SEC Accession No. 0001398344-12-002461)

(b)
During the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)
The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  This is because no one on the board of trustees is deemed to be a financial expert.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

FY 2012	$23,800
FY 2013	$21,500

(b) Audit-Related Fees
Registrant
FY 2012	$0
FY 2013	$0
Nature of the fees:	Not applicable.

(c) Tax Fees
Registrant
FY 2012	$5,000
FY 2013	$5,000
Nature of the fees:	1120-RIC & Excise Tax Return

(d) All Other Fees
Registrant
FY 2012	$1,125
FY 2013	$1,100
Nature of the fees:	Out of pocket expenses and consents

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee reviews the auditor engagement letter and recommends to the Board of Trustees whether or not to adopt the engagement letter and appoint the independent auditor to perform the services described in the engagement letter.

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2012	$0
FY 2013	$0

(h)           The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Code of Ethics for the Principal Executive and Principal Financial officer is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2012. (SEC Accession No. 0001398344-12-002461)

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Steven H. Scruggs
By: Steven H. Scruggs
President
(Principal Executive Officer)
July 26, 2013

/s/ Benton S. Bragg
By: Benton S. Bragg
Treasurer
(Principal Financial Officer)
July 26, 2013